                                AMENDMENT NO. 2

    This Amendment No. 2, dated as of October 22, 1999, is to the Series F Senior Voting Convertible Preferred Stock Purchase and Registration Rights Agreement, dated August 25, 1999, by and among Aegis Communications
Group, Inc., a Delaware corporation, Questor Partners Fund II, L.P., a Delaware limited partnership, Questor Side-by-Side Partners II, L.P., a Delaware limited partnership, Questor Side-by-Side Partners II 3(c)(1), L.P., a Delaware limited partnership, Thayer Equity Investors III, L.P., a Delaware limited partnership, TC Co-Investors, LLC, a Delaware limited liability company, ITC Services Company, Edward Blank, and trusts created by Edward Blank as both grantor and trustee under Article Fourth of The Edward Blank 1995 Grantor Retained Annuity Trust, dated December 29, 1995, a trust organized under the laws of New Jersey, as amended by a Letter Agreement, dated August 26, 1999, among the Company, the Questor Investors and the Existing Investors (such agreement, as amended, the "PREFERRED STOCK AGREEMENT"). Any capitalized term used herein without definition shall have the meaning assigned thereto in the Preferred Stock Agreement.

    1. AMENDMENT TO DEFINITIONS OF THE PREFERRED STOCK AGREEMENT. Section 1 of the Preferred Stock Agreement is hereby amended by adding the following definitions, each in alphabetical order:

    "EBITDA" means the sum (without duplication), derived from the Company's unaudited consolidated statement of operations included in the September Financial Statements, of (A) Net Income; (B) the amount deducted, in determining Net Income, representing amortization; (C) the amount deducted, in determining Net Income, of all income taxes (whether paid or deferred);
    (D) the amount deducted, in determining Net Income, representing Interest Expense; and (E) the amount deducted, in determining Net Income, representing depreciation of assets.

    "INTEREST EXPENSE" means, for any period, the aggregate consolidated interest expense of the Company for such period, determined in accordance with generally accepted accounting principles consistently applied.

    "NET INCOME" means the consolidated net income of the Company reflected on the unaudited statement of operations included in the September Financial Statements, but (i) excluding any extraordinary or nonrecurring gains and
    (ii) including any negative prior period adjustments.

    "NEW FINANCIAL STATEMENTS" means the Company's unaudited statements of operations for each of the months ended July and August 1999.

    "SEPTEMBER FINANCIAL STATEMENTS" means the Company's unaudited balance sheet and statements of operations and cash flows for the month ended and the three months ended September 30, 1999 prepared in accordance with GAAP applied on a consistent basis."

    2. AMENDMENT TO REPRESENTATIONS AND WARRANTIES OF THE PREFERRED STOCK AGREEMENT. Section 4(h) of the Preferred Stock Agreement is hereby amended and restated to read in its entirety as follows:

        "(h)    FINANCIAL STATEMENTS.  The Company has furnished to the Questor
    Investors a complete and correct copy of the following financial statements (collectively, including all notes thereto, the "FINANCIAL STATEMENTS"):
    (i) the Company's audited balance sheet, statements of operations, changes in stockholders' equity and cash flows for the fiscal year ended
    December 31, 1998 and for the twelve-month period then ended (including all notes thereto, the "AUDITED FINANCIAL STATEMENTS"), and (ii) the Company's unaudited balance sheet (the "BALANCE SHEET") as of August 31, 1999 (the "BALANCE SHEET DATE") and statement of operations for the eight month period ended as of the Balance Sheet Date (the "MOST RECENT FINANCIAL STATEMENTS"). The Audited Financial Statements have been prepared from the books and records of the Company and present fairly the financial condition, results of operations, changes in stockholders equity and cash flows of the Company, as of the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied. The Most Recent Financial Statements have been prepared from the

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    books and records of the Company and present fairly the financial condition and results of operations of the Company, as of the dates and for the periods indicated, and have been prepared in accordance with GAAP consistently applied, except that the Most Recent Financial Statements lack footnotes and other presentation items and are subject to normal year-end audit adjustments, which are not reasonably expected to be material in the aggregate."

    3. AMENDMENT TO REPRESENTATIONS AND WARRANTIES OF THE PREFERRED STOCK AGREEMENT. Section 4(p) of the Preferred Stock Agreement is hereby amended and restated to read in its entirety as follows:

        "(p)    ABSENCE OF CERTAIN CHANGES.  Except as set forth in Section
    (p)(i) and (ii) of the Disclosure Schedules, since the Balance Sheet Date, neither the Company nor any of its Subsidiaries has made or suffered any change in, or condition affecting, their respective condition (financial or otherwise), properties, profitability or operations other than changes, events or conditions in the ordinary course, none of which, individually or in the aggregate, has had, or which the Company can reasonably foresee will have, a Material Adverse Effect; PROVIDED, HOWEVER, that, subject to the immediately succeeding proviso, any such change resulting from the loss of
    (i) any customer or client or customer or client program since the Balance Sheet Date will be viewed in the aggregate after taking into account any customer or client or customer or client programs gained since the Balance Sheet Date; PROVIDED FURTHER that the loss of (i) any customer or client set forth on Section (p)(iii) of the Disclosure Schedules, or (ii) any program of any such customer or client the loss of which program in itself could reasonably be expected to have a Material Adverse Effect, will in each case be deemed to constitute a Material Adverse Effect."

    4. AMENDMENT REGARDING THE DATE OF THE REPRESENTATIONS AND WARRANTIES OF THE PREFERRED STOCK AGREEMENT. The representations and warranties of the Company, the Questor Investors and the Existing Investors contained in Sections 4 (except for subsections 4(s) and 4(t) thereof), 5 and 6 of the Preferred Stock Agreement, respectively, shall be deemed to have been made as of the date hereof.

    5.  AMENDMENT TO THE TERMINATION PROVISION OF THE PREFERRED STOCK
AGREEMENT. Section 21(b) of the Preferred Stock Agreement is hereby amended and restated to read in its entirety as follows:

        "(b)(i) by the Questor Investors or the Company if the Closing has not occurred on or before January 31, 2000, and this Agreement has not previously been terminated; PROVIDED, that the right to terminate the Agreement under this Section 21(b)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or (ii) by the Questor Investors if the Company fails to deliver the September Financial Statements within the time period specified in
    Section 22(t) or to achieve the Minimum EBITDA (as hereinafter defined)."

    6. AMENDMENT TO COVENANTS OF THE PREFERRED STOCK AGREEMENT. Section 22 of the Preferred Stock Agreement is hereby amended by adding the following to the end thereof:

        "(t)    ADDITIONAL FINANCIAL STATEMENTS AND MINIMUM EBITDA.  The Company
    (i) has delivered to the Questor Investors the New Financial Statements and
    (ii) shall deliver as soon as practicable, but in any event no later than the first to occur of November 15, 1999 and the date upon which the Company files with the Commission its Form 10-Q for the quarter ended September 30, 1999, the September Financial Statements. The New Financial Statements have been, and the September Financial Statements shall be, prepared from the books and records of the Company. The New Financial Statements present, and the September Financial Statements shall present, fairly the financial condition, results of operations, changes in stockholders equity and cash flows of the Company, as of the dates and for the periods indicated, and have been, or shall be, respectively, prepared in accordance with GAAP consistently applied, except that (i) the New Financial Statements lack, and the September Financial Statements shall lack, footnotes and other presentation items and are, or shall be, respectively, subject to normal year-end audit adjustments, which are not reasonably

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    expected to be material in the aggregate, and (ii) the New Financial
    Statements include, and the September Financial Statements in any event shall include, all negative prior period adjustments. The
    September Financial Statements shall include a line item that correctly calculates the Company's EBITDA for the three months ended September 30, 1999 (the "THIRD QUARTER EBITDA"). The Third Quarter EBITDA shall not be less than negative $150,000 without regard to any materiality adjustments otherwise permitted under GAAP consistently applied (the "MINIMUM EBITDA"). Without limiting Section 22(r) hereof, the Questor Investors may engage PricewaterhouseCoopers, LLP ("PWC") to review the September Financial Statements, including the calculation of the Third Quarter EBITDA, which review shall be completed no later than 10 days following the date upon which the September Financial Statements are first delivered to the Questor Investors. In connection with any such review by PWC, the Questor Investors or any other representative of the Questor Investors, the Company shall, and shall cause its auditors to, give PWC full access to its management and to its books and records and any documentation used or developed in connection with the preparation of the September Financial Statements."

    7.  AMENDMENT TO ABSENCE OF CERTAIN CHANGES DISCLOSURE SCHEDULE.  Section
(p) of the Disclosure Schedules to the Preferred Stock Agreement is amended by adding the following thereto immediately prior to the section entitled "SELECTED CLIENTS", which section shall be renumbered as appropriate:

   "(i) CHANGE IN FINANCIAL CONDITION AND RESULTS OF OPERATIONS

       The Company previously delivered to the Questor Investors the report entitled "Aegis Communications Group, Inc., August 1999 Financial Package, Presented to Questor, September 29, 1999" regarding the results of operations in July and August 1999 and projections for expected results of operations. The financial statements and projections included in such report reflect certain adverse changes in the financial condition, profitability and operations of the Company.

    (ii) NASDAQ DELISTING

       On September 17, 1999, Nasdaq informed the Company that the Company no longer met certain minimum requirements for continued listing on the Nasdaq National Market System or The Nasdaq SmallCap Market, and therefore, the Nasdaq had determined that continued listing was no longer warranted. Accordingly, the Company' s common stock began trading over-the-counter on the National Association of Securities Dealers' Electronic Bulletin Board effective September 20, 1999. The Company is in the process of appealing the Nasdaq decision."

    8. AMENDMENT TO THE CERTIFICATE OF DESIGNATION. The definition of "Interest Expense" in Section 1 of the Series F Preferred Stock Certificate of Designation, Exhibit A to the Preferred Stock Agreement, is hereby amended and restated to read in its entirety as follows:

    "INTEREST EXPENSE means, for any period, the aggregate consolidated interest expense of the Company for such period, determined in accordance with generally accepted accounting principles consistently applied."

    9. AMENDMENT TO THE CERTIFICATE OF DESIGNATION. Section 7(d) of the Series F Preferred Stock Certificate of Designation, Exhibit A to the Preferred Stock Agreement, is hereby amended and restated to read in its entirety as follows:

        "(d)    EBITDA ADJUSTMENT.  The Conversion Price shall be adjusted to the extent that the Corporation's Adjusted EBITDA is less than or more than $17,000,000. For each $500,000 (and/or fraction thereof) that the Corporation's Adjusted EBITDA is greater than $17,000,000, the Conversion Price will be increased by $0.031. For each $500,000 (and/or fraction thereof) that the Corporation's Adjusted EBITDA is less than $17,000,000, the Conversion Price will be decreased by $0.031 (and/or fraction thereof). In no case, however, shall the resulting Conversion Price be less than $1.00 or more than $1.661. For purposes of the adjustment described in this clause
    (d), the Corporation and

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

    the Investors shall engage PricewaterhouseCoopers, LLP ("PWC"), at the Corporation's expense, to calculate the Adjusted EBITDA of the Corporation and to provide a certificate (the "EBITDA CERTIFICATE") to the Corporation and each of the Investors setting forth such calculation. Within 15 days after the issuance of the Corporation's audited financial statements, PWC shall send a draft of the EBITDA Certificate (the "DRAFT EBITDA CERTIFICATE") to the Investors and the Corporation, each of whom shall have 30 days thereafter (the "OBJECTION PERIOD") to make any objection thereto or suggest any changes in order to conform the calculation therein to the terms of this Certificate of Designation. Failure by any party to make any objection or suggest any such changes within the Objection Period will be deemed to constitute acceptance of the Draft EBITDA Certificate. The Corporation will use its best efforts to cause PWC to issue the EBITDA Certificate (the "FINAL EBITDA CERTIFICATE") as promptly as practicable, but in any event no later than 30 days following the expiration of the Objection Period, and the Final EBITDA Certificate shall be binding on all parties, including without limitation the Corporation and the Investors and their successors and assigns."

    10. FULL FORCE AND EFFECT. Except as provided in this Amendment No. 1, the Preferred Stock Agreement shall continue in full force and effect in accordance with the provisions thereof.

    11. GOVERNING LAW. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

    12. MISCELLANEOUS. The section headings contained in this Amendment No. 2 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment No. 2. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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

               [SIGNATURE PAGE OF AMENDMENT NO. 2 TO THE SERIES F
              CONVERTIBLE PREFERRED STOCKPURCHASE AND REGISTRATION
                               RIGHTS AGREEMENT]

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed on their behalf, as of the day and year first above written.

                                   COMPANY:

                                   AEGIS COMMUNICATIONS GROUP, INC.,
                                   a Delaware corporation

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

                                      Address: Aegis Communications Group, Inc.
                                               7880 Bent Branch Drive
                                               Suite 150
                                               Irving, Texas 75063

                                   QUESTOR:
                                   QUESTOR PARTNERS FUND II, L.P.,
                                   a Delaware limited partnership

                                   By: Questor General Partner II, L.P.,
                                       its General Partner
                                   By: Questor Principals II, Inc.,
                                       its General Partner

                                   By:
                                      -------------------------------------
                                   Name:
                                      -------------------------------------
                                   Title:
                                      -------------------------------------

                                   Address: c/o Organization Services, Inc.
                                            3411 Silverside Road
                                            Wilmington, Delaware 19810
                                            Attention: Gilbert Warren

                                   With a copy to:
                                   Questor Management Company
                                   Address: 4000 Town Center
                                            Suite 530
                                            Southfield, Michigan 48075

                                   QUESTOR SIDE-BY-SIDE
                                   PARTNERS II, L.P.,
                                   a Delaware limited partnership

                                   By: Questor Principals II, Inc.

                                   By:
                                          -------------------------------------
                                   Name:
                                          -------------------------------------
                                   Title:
                                          -------------------------------------
                                   Address:   c/o Organization Services, Inc.
                                              3411 Silverside Road
                                              Wilmington, Delaware 19810
                                              Attention: Gilbert Warren

                                   With a copy to:
                                   Questor Management Company
                                   Address:   4000 Town Center
                                              Suite 530
                                              Southfield, Michigan 48075

                                   QUESTOR SIDE-BY-SIDE
                                   PARTNERS II 3(C)(1), L.P.,
                                   a Delaware limited partnership

                                   By: Questor Principals II, Inc.

                                   By:
                                          -------------------------------------
                                   Name:
                                          -------------------------------------
                                   Title:
                                          -------------------------------------
                                   Address:   c/o Organization Services, Inc.
                                              3411 Silverside Road
                                              Wilmington, Delaware 19810
                                              Attention: Gilbert Warren

                                   With a copy to:
                                   Questor Management Company
                                   Address:   4000 Town Center
                                              Suite 530
                                              Southfield, Michigan 48075

                                TC CO-INVESTORS, LLC,
                                a Delaware limited liability company

                                By: TC Management Partners, LLC,
                                    a Delaware limited liability company,
                                    its General Partner

                                   By:
                                          -------------------------------------
                                   Name:
                                          -------------------------------------
                                   Title:
                                          -------------------------------------
                                   Address:   1455 Pennsylvania Avenue, N.W.
                                              Washington, D.C. 20004

                                   THAYER EQUITY INVESTORS III, L.P.,
                                   a Delaware limited partnership

                                   By: TC Equity Partners, LLC,
                                   a Delaware limited liability company,
                                   its General Partner

                                   By:
                                          -------------------------------------
                                   Name:
                                          -------------------------------------
                                   Title:
                                          -------------------------------------
                                   Address:   1455 Pennsylvania Avenue, N.W.
                                              Washington, D.C. 20004

                                   ITC SERVICES COMPANY,
                                   a Delaware corporation

                                   By:
                                          -------------------------------------
                                   Name:
                                          -------------------------------------
                                   Title:
                                          -------------------------------------
                                   Address:
                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

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                                EDWARD BLANK

                                By:
                                       -------------------------------------
                                Name:
                                       -------------------------------------
                                Title:
                                       -------------------------------------

                                Address:
                                       -------------------------------------

                                       -------------------------------------

                                       -------------------------------------

                                TRUSTS CREATED BY EDWARD BLANK AS BOTH GRANTOR AND TRUSTEE UNDER ARTICLE FOURTH OF THE EDWARD BLANK 1995 GRANTOR RETAINED ANNUITY TRUST, a New Jersey trust

                                By:
                                   -------------------------------------
                                Name:    Sharon Blank
                                Title:   Trustee
                                Address:
                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

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